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                                                                    Exhibit 10.2

                       FIRST AMENDMENT TO CONTRACT OF SALE


         THIS FIRST AMENDMENT TO CONTRACT OF SALE (this "Amendment") is entered into effective as of January 22, 1998, by and between TELETOUCH COMMUNICATIONS, INC. ("Seller") and PINNACLE TOWERS INC. (the "Buyer") for the purpose of amending that certain Contract of Sale dated as of December 31, 1997 (the "Contract").

         WHEREAS, Buyer and Seller have mutually agreed to increase the Purchase Price (as defined in the Contract) to be paid by Buyer to Seller.

         NOW THEREFORE, in consideration of the mutual promises contained herein, and other good and valuable consideration, the receipt and sufficiency which are hereby acknowledged, the parties agree as follows:

         1. Section 3.1 of the Contract is deleted in its entirety and replaced with the following:

                  "3.1 The Purchase Price. The Purchase Price to be paid by Buyer to Seller for the Property shall be Eight Million Seven Hundred Twenty Thousand Seventy Eight and 40/100 Dollars ($8,720,078.40)."

         2. Exhibit "B" of the Contract is amended by substituting the legal description attached hereto as Schedule 1 for the legal description of the Tyler, TX/Site No. 3001.

         3. Exhibit "C" of the Contract is amended and replaced in its entirety with Schedule 2 attached hereto.

         4. Buyer and Seller agree to negotiate in good faith and execute the Purchase Price Allocation (as defined in the Contract) on a post closing basis.

         Except as specifically provided for herein, all terms and conditions of the Contract shall remain in full force and effect. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original but all such counterparts shall together constitute one and the same instrument.
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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                   SELLER

                                   TELETOUCH COMMUNICATIONS, INC.



                                   By: /s/  Robert M. McMurrey
                                       ------------------------------------
                                       Robert M. McMurrey
                                       Chairman and Chief Executive Officer


                                   BUYER

                                   PINNACLE TOWERS, INC.



                                   By: /s/  Stephen R. Wolsey
                                       ------------------------------------
                                   Name:  Stephen R. Wolsey
                                          ---------------------------------
                                   Title: Project Manager
                                          ---------------------------------

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                                   SCHEDULE 1

                  Legal Description for Tyler, TX/Site No. 3001
                  ---------------------------------------------

                                       3
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                                  SCHEDULE 2

                                 User Contracts
                                 --------------

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